Capital Management	12 Months Ended
Dec. 31, 2021
Financial Debt
Disclosure of objectives policies and processes for managing capital [text block]

3.    Capital Management

The Company’s objectives when managing capital are to maintain sufficient liquidity to meet its working capital requirements and fund capital investment in order to safeguard its ability to continue operating as a going concern. The capital structure of the Company consists of equity attributable to the shareholders, such as share capital, share premium, reserves and retained loss, and of borrowings. The capital of Nyxoah SA amounts to €4.4 million at December 31, 2021 (2020: €3.8 million). Total cash and cash equivalents amount to €135.5 million at December 31, 2021 (2020: €92.3 million). The current cash situation and the anticipated cash generation are the most important parameters in assessing the capital structure. The Company’s policy is to maintain a strong capital base in order to maintain investor confidence in its capacity to support the future development of its operations.

The Company monitors capital regularly to ensure that its ability to continue operating as a going concern and the legal capital requirements are met and may propose capital increases to the Shareholders’ Meeting to ensure the necessary capital remains intact.